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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2003


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-25581                  06-1528493
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(State or other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


   800 Connecticut Avenue, Norwalk, Connecticut                   06854
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         (Address of principal office)                          (zip code)


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE.

     On June 9, 2003, priceline.com Incorporated held its annual meeting of stockholders at the Doubletree Club Hotel in Norwalk, Connecticut. Priceline.com's presentation materials at the annual meeting are attached hereto as Exhibit 99.1.

     EXHIBITS.

            99.1 Presentation materials presented at priceline.com Incorporated's annual meeting of stockholders held at the Doubletree Club Hotel in Norwalk, Connecticut on June 9, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRICELINE.COM INCORPORATED


                                        By:   /s/ Jeffery H. Boyd
                                             ---------------------------
                                             Name: Jeffery H. Boyd
                                             Title: President and Chief
                                                     Executive Officer

Date:  June 9, 2003

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                                  EXHIBIT INDEX

Exhibit No.   Description
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
 99.1         Presentation materials presented at priceline.com Incorporated's annual meeting of stockholders held at the Doubletree Club Hotel in Norwalk, Connecticut on June 9, 2003.